Exhibit 99.2

The following is an email to employees of Pomeroy IT Solutions, Inc. distributed on September 25, 2009:

Ladies and Gentlemen,

Today, the Company announced that it has terminated the definitive merger agreement to be acquired by Hebron LLC, an entity formed by David Pomeroy for purposes of acquiring the Company, and that it has entered into a new definitive merger agreement to be acquired for $6.50 per share by affiliates of private equity firm Platinum Equity, LLC.  Agreement on the $6.50 price followed a competitive bidding process where Platinum Equity and Hebron LLC made competing bids over Hebron’s existing $6.00 per share price.  The increase in the Company's sale price delivers over $4.8 million in additional value to our stockholders.  The Board of Directors is recommending that the Company's stockholders adopt the new agreement with Platinum Equity.  For your benefit, I have attached a copy of the Company's press release, which announces these merger related developments.

The proxy statement that will be filed with the SEC and mailed to our stockholders before the stockholder meeting to vote on the transaction with Platinum Equity will include a description of the "background to the merger."  The background to the merger will chronicle the extensive work that has taken place over many, many months to get us to this point, including details concerning the non-public competitive bidding process and deliberations of our Board of Directors that precipitated the Company's entry into the merger agreement with Platinum Equity.  This company wide communication is not intended to provide that kind of "play by play" account; rather, it is a forum for me to share some high level information about Platinum Equity and the pending transaction with you.

Platinum Equity is a global M&A&O® firm specializing in the merger, acquisition and operation of companies that provide services and solutions to customers in a broad range of business markets, including IT, telecommunications, logistics, metals services, manufacturing and distribution. Since its founding in 1995 by Tom Gores, Platinum Equity has completed nearly 100 acquisitions with more than $27.5 billion in aggregate annual revenue at the time of acquisition.  For more information, go to www.platinumequity.com.  With regard to Platinum Equity's involvement in the IT services and solutions industry, Platinum Equity successfully acquired CompuCom Systems in 2004 and took that public company private in a transaction that is credited with accelerating CompuCom's growth and increasing its competitiveness in the IT services and solutions space.

I believe Platinum Equity’s expertise and investment capabilities will add similar value to our business following the merger.

Our Company's transaction with Platinum Equity is subject to customary closing conditions, including the approval of a majority of the Company's stockholders.  Assuming the merger agreement is approved, we expect that the merger will close sometime in the fourth quarter and hopefully by mid-November.  There will be additional communications, conference calls, and question and answer sessions related to this topic, including the dissemination of a set of employee, investor and customer FAQs.  However, please remember that my ability to communicate information about the merger remains subject to certain rules and regulations that govern public companies.

You should all be very proud of the hard work that has put our Company in a position of positive growth and profitability.  In spite of the downturn in the economy and the demands associated with this lengthy sale process, we have demonstrated our ability to execute and I am confident that more good results are yet to come!

Regards,

Christopher C. Froman

President and CEO, Pomeroy IT Solutions

Additional Information and Where to Find It

The Company has filed with the SEC a Schedule 13E-3, a preliminary proxy statement and one amendment to each such document in connection with its previous merger with Hebron LLC, Desert Mountain Acquisition Corp. and David B. Pomeroy, II.  The Company plans to file a second amendment to the preliminary proxy statement in connection with the agreement to merge with the Platinum Equity affiliate.  The Company plans to file a definitive proxy statement with the SEC and mail such definitive proxy statement to stockholders of record on the record date for the meeting at which stockholders will be asked to adopt the merger agreement with the Platinum Equity affiliate.  INVESTORS AND STOCKHOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  Investors and stockholders may obtain a free copy of the definitive proxy statement when it becomes available, and other documents filed by us with the SEC, including the preliminary proxy statements, at the SEC's web site at http://www.sec.gov.  Free copies of the definitive proxy statement, when it becomes available, and the Company's other filings with the SEC may also be obtained from the Company by directing a request to Pomeroy IT Solutions, Inc., 1020 Petersburg Road, Hebron, KY 41048, Attention: Secretary.

The Company and certain of its directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be "participants" in the solicitation of proxies from the Company's stockholders with respect to the proposed merger.  Information regarding the persons who may be considered "participants" in the solicitation of proxies will be set forth in the proxy statement when it is filed with the SEC. Information regarding certain of these persons and their beneficial ownership of the Company's common stock as of August 5, 2009 is also set forth in the first amendment to the preliminary proxy statement filed with the SEC on August 20, 2009.  Additional information regarding the interests of such potential participants may be included in the proxy statement and the other relevant documents filed with the SEC when they become available.

Forward-Looking Information Is Subject to Risk and Uncertainty

Statements about the expected timing, completion and effects of the proposed merger, and all other statements in this e-mail other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements, each of which is qualified in its entirety by reference to the following cautionary statements. Forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially from those projected in the forward-looking statements. A number of the matters discussed herein that are not historical or current facts deal with potential future circumstances and developments, in particular, whether and when the transactions contemplated by the merger agreement will be consummated. The discussion of such matters is qualified by the inherent risks and uncertainties surrounding future expectations generally, and also may materially differ from actual future experience involving any one or more of such matters. Such risks and uncertainties include: any conditions imposed on the parties in connection with consummation of the transactions described herein; approval of the merger by the Company's stockholders; satisfaction of various other conditions to the closing of the transactions described herein; and the risks that are described from time to time in the Company's reports filed with the SEC, including the Company's Annual Report on Form 10–K for the year ended January 5, 2009, as amended, and the Company's Quarterly Reports on Form 10-Q for the quarters ended April 5, 2009, as amended, and July 5, 2009. This e-mail speaks only as of its date, and we disclaim any duty to update the information herein.